UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 15, 2016

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 13, 2013, The Kroger Co. filed Registration Statement No. 333-192842 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”).  Pursuant to a Prospectus Supplement dated January 8, 2016, The Kroger Co. is issuing $300,000,000 of debt securities denominated 2.000% Senior Notes due 2019; $300,000,000 of debt securities denominated 2.600% Senior Notes due 2021; and $500,000,000 of debt securities denominated 3.500% Senior Notes due 2026  (collectively, the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities.  In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement each dated as of January 8, 2016, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA, Inc., U.S. Bancorp Investments, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, BNY Mellon Capital Markets, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC and Drexel Hamilton, LLC. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement.

The Thirty-Fifth Supplemental Indenture, relating to the 2.000% Senior Notes due 2019, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Thirty-Fifth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Thirty-Sixth Supplemental Indenture, relating to the 2.600% Senior Notes due 2021, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Thirty-Sixth Supplemental Indenture is attached hereto as Exhibit 4.3.2.

The Thirty-Seventh Supplemental Indenture, relating to the 3.500% Senior Notes due 2026, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Thirty-Seventh Supplemental Indenture is attached hereto as Exhibit 4.3.3.

An opinion of Christine S. Wheatley, Esq., including her consent, is attached hereto as Exhibit 5.1. An opinion of Freshfields Bruckhaus Deringer US LLP, including its consent, is attached hereto as Exhibit 5.2.

The Kroger Co. expects to use the net proceeds of this offering to repay commercial paper that was issued to fund the repayment of long-term indebtedness that matured in October 2015, repay commercial paper that was issued to fund the merger with Roundy’s, Inc. in December 2015, and for general corporate purposes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of January 8, 2016, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA, Inc., U.S. Bancorp Investments, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, BNY Mellon Capital Markets, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC and Drexel Hamilton, LLC.

1.1.1

Pricing Agreement, dated as of January 8, 2016, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA, Inc., U.S. Bancorp Investments, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, BNY Mellon Capital Markets, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets

LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC and Drexel Hamilton, LLC.

4.3.1

Thirty-Fifth Supplemental Indenture, relating to the 2.000% Senior Notes due 2019, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.2

Thirty-Sixth Supplemental Indenture, relating to the 2.600% Senior Notes due 2021, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.3

Thirty-Seventh Supplemental Indenture, relating to the 3.500% Senior Notes due 2026, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

January 15, 2016	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of January 8, 2016, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA, Inc., U.S. Bancorp Investments, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, BNY Mellon Capital Markets, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC and Drexel Hamilton, LLC.

1.1.1

Pricing Agreement, dated as of January 8, 2016, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA, Inc., U.S. Bancorp Investments, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, BNY Mellon Capital Markets, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc., Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Wells Fargo Securities, LLC and Drexel Hamilton, LLC.

4.3.1

Thirty-Fifth Supplemental Indenture, relating to the 2.000% Senior Notes due 2019, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.2

Thirty-Sixth Supplemental Indenture, relating to the 2.600% Senior Notes due 2021, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.3

Thirty-Seventh Supplemental Indenture, relating to the 3.500% Senior Notes due 2026, dated as of January 15, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.